SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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                           EUROWEB INTERNATIONAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                           EUROWEB INTERNATIONAL CORP.
                      468 North Camden Drive, Suite 256(I)
                         Beverly Hills, California 90210
                              (Tel) (310) 860-5697
                              (Fax) (310) 860-5600

               TO THE STOCKHOLDERS OF EUROWEB INTERNATIONAL CORP.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Euroweb International Corp., a Delaware corporation (the "Company" or "Euroweb"), will be held at 2:00 p.m. (Los Angeles, California time), on Friday August 11, 2006 at its corporate offices located at 468 North Camden Drive, Suite 256(I), Beverly Hills, California 90210 for the following purposes:

1. To elect six (6) directors of the Company to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To ratify the selection of Deloitte Kft. as our independent auditors for the fiscal year ending December 31, 2006; and

3. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on June 23, 2006 are entitled to notice of and to vote at the annual meeting. You may vote your shares by:

      o marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;
      o dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone; or
      o casting your vote via the Internet at the website shown on the enclosed proxy card.

You may also vote in person at the annual meeting, even if you use one of the three options listed above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

By Order of the Board of Directors,


Stewart Reich, Chairman of the Board of Directors
Beverly Hills, California
July 13, 2006

                           EUROWEB INTERNATIONAL CORP.
                      468 North Camden Drive, Suite 256(I)
                         Beverly Hills, California 90210
                              (Tel) (310) 860-5697
                              (Fax) (310) 860-5600

             PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our August 11, 2006 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote either by (i) completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope; (ii) by dialing the toll free number on the enclosed proxy card and casting your vote; or (iii) visiting the website shown on the enclosed proxy card and casting your vote.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about July 13, 2006. Our annual report is not a part of this proxy statement.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

Friday August 11, 2006, 2:00 P.M. Los Angeles, California time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at its corporate offices located at 468 North Camden Drive, Suite 256(I), Beverly Hills, California 90210.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. ELECTION OF DIRECTORS. To elect six directors to serve until the 2007 Annual Meeting of stockholders or until their successors are duly elected and qualified;

2. RATIFICATION OF AUDITORS. To ratify the selection of Deloitte Kft. ("Deloitte ") as independent auditors of the Company for the fiscal year ending December 31, 2006; and

3. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on June 23, 2006 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On June 23, 2006, there were 5,843,067 shares of our common stock outstanding and entitled to vote.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS, AND THE RATIFICATION OF THE APPOINTMENT OF DELOITTE KFT. AS AUDITORS.

HOW DO I VOTE BY PROXY?

You may vote your shares by:

o VOTING BY MAIL. You may vote by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038. A pre-addressed, postage-paid envelope is provided for this purpose.

o VOTING BY TELEPHONE. You may vote by telephone by dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone. Telephone voting is available 24 hours a day. If you vote by telephone you should not return your proxy card.

o VOTING VIA THE INTERNET. You may vote via the Internet by visiting the website shown on the enclosed proxy card. Internet voting is also available 24 hours a day. If you vote via the Internet you should not return your proxy card.

If you return your signed proxy card or vote by phone or the Internet before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or
(3) all of the nominees except those you designate. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

o     "FOR" the election of all of our nominees for directors; and

o     "FOR" the ratification of Deloitte Kft. as our independent auditors.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the annual meeting by:

1. Submitting another proxy by mail, telephone or internet with a more recent date than that of the proxy first given;

2. Sending written notice of revocation to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038; or

3. Attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

One-third of the outstanding shares of the Company common stock entitled to vote at the annual meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

o Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

o The ratification of the director's selection of Deloitte Kft. as the Company's independent auditors will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Company will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING DUE?

Any stockholder proposals for the 2007 annual meeting must be received by us, directed to the attention of the Company's secretary, Ms. Robin Ann Gorelick, Euroweb International Corp., 468 North Camden Drive, Suite 256(I), Beverly Hills, California 90210, USA, no later than December 15, 2006. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

At the Meeting, six (6) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Stewart Reich, Gabor Ormosy, Ilan Kenig, Yossi Attia, Robin Ann Gorelick and Gerald Schaffer (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

Stewart Reich, age 61, was Chief Executive Officer and President of Golden Telecom Inc., Russia's largest alternative voice and data service provider as well as its largest ISP, since 1997. In September 1992, Mr. Reich was employed as Chief Financial Officer at UTEL (Ukraine Telecommunications), of which he was appointed President in November 1992. Prior to that Mr. Reich held various positions at a number of subsidiaries of AT&T Corp. Mr. Reich has been a director of the Company since 2002. Mr. Reich is chairman of the board, as well as head of the Audit Committee and the Compensation committee

Gabor Ormosy, age 35, served as the Chief Financial Officer of Elender from 2002 to 2004 where he was responsible for strategic planning, controlling, treasury, accounting, administration, business development and investor relationships. From 2000 to 2002, Mr. Ormosy served as the Chief Financial Officer for Webigen Rt., which was a web developer and marketing company before merging into Elender. Prior to joining Webigen Rt., Mr. Ormosy served in the corporate finance department of CA IB Securities Ltd., Budapest where he was responsible as project manager for deal execution and valuations in mergers & acquisitions and capital market deals. Since 2002, Mr. Ormosy has also served as the President of the Board of Directors of Wallizing Rt. and as a member of the Board of Directors of Index Rt.

Yossi Attia, age 43, has been self employed as a real estate developer since 2000. Mr. Attia was appointed to the Company's Board on February 1, 2005. Prior to entering into the real estate development industry, Mr. Attia served as the Senior Vice President of Investments of Interfirst Capital from 1996 to 2000. From 1994 though 1996, Mr. Attia was a Senior Vice President of Investments with Sutro & Co. and from 1992 through 1994 Mr. Attia served as the Vice President of investments of Prudential Securities. Mr. Attia received a BA in economics and marketing from Haifa University in 1987 and a MBA from Pepperdine University in 1995. Mr. Attia held Series 7 and 63 securities licenses from 1991 until 2002. Effective March 21, 2005, Mr. Attia was appointed as a member of the Audit Committee and the Compensation committee. In June 2006, Mr. Attia was appointed as the CEO of Euroweb RE Corp., a Nevada corporation and our wholly-owned subsidiary. Upon his appointment as the CEO of Euroweb RE Corp. ("ERC"), Mr. Attia is not considered to be an independent director. Consequently, Mr. Attia resigned from all committees. After the annual meeting, the Board expects to appoint Mr. Attia as CEO of the Company.

Ilan Kenig, age 44, has over 20 years of management, legal, venture capital and investment banking experience with specific emphasis in the technology and telecommunications arena. Mr. Kenig was appointed to the Company's Board on February 1, 2005. Mr. Kenig joined Unity Wireless Corporation ("Unity"), a designer, developer and manufacturer of wireless systems, as Vice President of Business Development in December 2001 before assuming the position of President and CEO in April 2002. From January 1999 until December 2001, Mr. Kenig pursued international finance activities and mergers and acquisitions in New York. Mr. Kenig was a founder of a law firm in Tel-Aviv representing technology and telecommunications interests. Mr. Kenig holds a law degree from Bar-Ilan University. Effective March 21, 2005, Mr. Kenig was appointed as a member of the Audit Committee and the Compensation committee.

Robin Ann Gorelick, age 48, on June 1, 2006, the Board of Directors of the Company appointed unanimously Robin Ann Gorelick as the Company's Secretary. There are no understandings or arrangements between Ms. Gorelick and any other person pursuant to which Ms. Gorelick was selected as an executive officer. Ms. Gorelick does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or an executive officer or any major shareholder.

From 1992 to present, Ms. Gorelick has served as the Managing Partner at the Law Offices of Gorelick & Associates, specializing in the representation of various public and private business entities. Ms. Gorelick received her J.D. and her B.A. in Economics and Political Science from the University of California, Los Angeles in 1982 and 1979, respectively. Ms. Gorelick is admitted to practice law in California, the District of Columbia and Texas.

Gerald Schaffer, age 82, on June 22, 2006, the Board of Directors of the Company appointed unanimously Mr. Schaffer as director as well as member of the Audit and Compensation committees. There are no understandings or arrangements between Mr. Schaffer and any other person pursuant to which Mr. Schaffer was selected as a director. Mr. Schaffer does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or an executive officer or any major shareholder.

Gerald Schaffer has been extensively active in corporate, community, public, and government affairs for many years, having served on numerous governmental boards and authorities, as well as public service agencies, including his current twenty-one year membership on the Board of Directors for the American Lung Association of Nevada. Additionally, Mr. Schaffer is a past member of the Clark County Comprehensive Plan Steering Committee, as well as a former Commissioner for Public Housing on the Clark County Housing Authority. For many years he served as a Planning Commissioner for the Clark County Planning Commission, which included the sprawling Las Vegas Strip. His tenure on these various governmental entities was enhanced by his extensive knowledge of the federal government. Mr. Schaffer is Chairman Emeritus of the Windsor Group and a founding member of both Windsor and its affiliate - Gold Eagle Gaming. Over the years the principals of Windsor have developed shopping and marketing centers, office complexes, hotel/casinos, apartments, residential units and a wide variety of large land parcels. Mr. Schaffer continues to have an active daily role in many of these subsidiary interests. He is also President of the Barclay Corporation, a professional consulting service, as well as the Barclay Development Corporation, dealing primarily in commercial land acquisitions and sales.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2005 BOARD MEETINGS

In 2005, the board met five times. No director attended less than 80% of all of the combined total meetings of the board and the committees on which they served in 2005.

BOARD COMMITTEES

The Company's board of directors has two standing committees, an Audit Committee and a Compensation Committee. The Company does not have a nominating or similar committee. Please refer to Annexes 1 and 2 to this Proxy Statement for additional information regarding the role, membership and activities of the Company's Audit Committee and Compensation Committee during the year ended December 31, 2005.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                           (ITEM 2 ON THE PROXY CARD)

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Deloitte Kft. as independent auditors of the Company for the year ending December 31, 2006, subject to ratification of the appointment by the Company's stockholders.

Additional information regarding the independence of Deloitte Kft. and the amount of audit and other fees paid by the Company to Deloitte Kft. are disclosed in Annex 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE KFT. AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

            BENEFICIAL OWNERSHIP OF EUROWEB COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Common Stock as of June 15, 2006 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock;
(ii) each director of the Company; (iii) each officer of the Company and (iv) all executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment powers with respect to all shares of Common Stock beneficially owned by it or him as set forth opposite its or his name.

                                                Shares            Percent
       Name and  Address                 Beneficially Owned(1)   Owned (1)
      ---------------------------------  ---------------------   ---------
      KPN Telecom B.V. (4)                     1,601,405           26.55%
      Maanplein 5
      The Hague, The Netherlands

      Fleminghouse Investments Limited           522,054            8.93%
      Chrysanthou Mylona 3, P.C.
      3030 Limassol
      Cyprus

      CORCYRA d.o.o.(3)                        2,326,043           39.81%
      Verudela 17
      Pula Croatia 52100

      Graeton Holdings Limited                   441,566            7.56%
      256 Makarios Avenue,Eftapaton
      Court, CY3105 Limassol, Cyprus;

      Stewart Reich (6)(7)                        75,000            1.28%
      18 Dorset Lane,
      Bedminister, NJ 07921

      Gabor Ormosy                                25,000                *
      Fleminghouse Investments Limited
      Chrysanthou Mylona 3, P.C. (6) (9)
      3030 Limassol
      Cyprus

      Yossi Attia (5)(6)(8)                       25,000                *
      1061 1/2 Spalding Ave.
      West Hollywood, CA 90046

      Ilan Kenig (6)(8)                           25,000                *
      7438 Fraser Park Drive
      Burnaby, BC Canada V5J 5B9

      Moshe Schnapp (5)(6)                        58,968            1.01%
      846 N Huntley
      West Hollywood, CA 90069

      Robin Ann Gorelick (5)                           0                *
      468 N Camden Dr. # 244
      Beverly Hills, CA 90210

      Gerald Schaffer (6)                              0                *
      10120W. Flamingo Rd.# 4-167
      Las Vegas, NV 89147

      All Officers and Directors as a            208,968            3.57%
        Group (6 Persons)

* Less than one percent

(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after June 15, 2006. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on June 15, 2006, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)   Intentionally left blank.

(3) Pursuant to a Stock Purchase Agreement dated as of January 28, 2005, by and between KPN Telecom B.V. ("KPN Telecom"), a company incorporated under the laws of the Netherlands, and CORCYRA d.o.o., a Croatian company ("CORCYRA"), (the "Purchase Agreement"), KPN Telecom sold to CORCYRA (i) 289,855 shares (the "Initial Shares") of our common stock for US $1,000,000 (the "Initial Closing") and (ii) 434,783 shares (the "Secondary Shares") of our common stock for US $1,500,000 on April 28, 2006. The Initial Closing occurred on February 1, 2005. Pursuant to the Purchase Agreement, CORCYRA has also agreed to purchase and, KPN has agreed to sell, KPN Telecom's remaining 2,036,188 shares of our common stock (the "Final Shares") on April 30, 2006 (the "Final Closing"); provided, however, that upon 14 days' prior written notice to KPN Telecom, CORCYRA may accelerate the Final Closing to an earlier month-end date as specified in such notice; provided, further, that the Final Closing is subject to the satisfaction or waiver of all of the conditions to closing set forth in the Purchase Agreement. Accordingly, CORCYRA presently owns 724,638 shares of common stock and is deemed to own, pursuant to Rule 13d-3(d), promulgated under the Securities Exchange Act of 1934, as amended, the remaining 1,601,405 shares held by KPN Telecom.

(4)   KPN Telecom B.V. is a subsidiary of Royal KPN N.V.

(5)   An officer of the Company.

(6)   A director of the Company.

(7) Includes an option to purchase 75,000 shares of common stock at an exercise price of $4.21 per share. 25,000 options vest on April 13, 2004, 25,000 options vest on April 13, 2005, while 25,000 options vest on April 13, 2006

(8) Effective March 22, 2005 the Board of Directors granted the two new directors 100,000 options each at an exercise price of $3.40 per share under the 2004 Incentive Plan. Each directors options vest in four equal installments of 25,000 shares on September 22, 2005, September 22, 2006, September 22, 2007 and September 22, 2008.

(9) Effective June 2, 2005, the Board of Directors granted 100,000 options at an exercise price of $4.05 per share under the 2004 Incentive Plan. The options vest in four equal installments of 25,000 shares on December 2, 2005, December 2, 2006, December 2, 2007 and December 2, 2008.

The foregoing table is based upon 5,843,067 shares of common stock outstanding as of June 15, 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2003. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2005, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2005 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2005, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long term compensation of the Company's Chief Executive Officer. The Company does not have any other officer whose annual salary and bonus exceeds $100,000 as of December 31, 2005:

                               ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                        ---------------------------------------  --------------------------------------
                                                    Bonus and                 Number of
                                                      Other      Restricted   Securities
                                                      Annual       Stock      Underlying     All Other
Name and                 Year Ended                Compensation   Award(s)   Options/SARs  Compensation
Principal Position      December 31,   Salary ($)      ($)          ($)          (#)            ($)
---------------------   ------------   ----------  ------------  ----------  ------------  ------------
Csaba Toro, Director,           2005   $  224,000  $    150,000          --       125,000            --
  CEO, and Treasurer**          2004   $  150,000  $    100,000          --       125,000            --
                                2003   $   96,000            --          --            --            --

Moshe Schnapp, Director,        2005  *$  177,083            --          --            --            --
  President                     2004           --            --          --            --            --
                                2003           --            --          --            --            --

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

There were other grants of Stock Options/SAR made to the named Executive and President during the fiscal year ended December 31, 2005.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                           YEAR-END OPTION/SAR VALUES

                                                     Number of
                                                     securities    Value of the
                                                     underlying    unexercised
                                                     unexercised      in the
                                                       options     money options
                                                      /SARs at       /SARs at
                            Shares                    FY-end (#)    FY-end ($)*
                          acquired on     Value      Exercisable/   Exercisable/
         Name             exercise (#) realized ($) Unexercisable  Unexercisable
------------------------ ------------- ------------ -------------- -------------
Csaba Toro, CEO,
  Director and Treasurer     None         None          62,500        $0.00
------------------------ ------------- ------------ -------------- -------------

* Fair market value of underlying securities (calculated by subtracting the exercise price of the options from the closing price of the Company's Common Stock quoted on the Nasdaq as of December 30, 2005), which was $3.55 per share. None of Mr. Toro's options are presently in the money.

EMPLOYMENT AND MANAGEMENT AGREEMENTS

The Company entered into a six-year agreement with its Chief Executive Officer and Director, Csaba Toro on October 18, 1999, which commenced January 1, 2000, and provided for an annual compensation of $96,000. The agreement was amended in 2004 and 2005. The amended agreement provides for an annual salary of $200,000 and a bonus of up to $150,000 in 2005, and an annual salary of $200,000 and a bonus of up to $150,000 in 2006, 2007 and 2008, as well as an annual car allowance of $30,000 for the same period. On May 24, 2006, we entered into a Severance Agreement with Mr. Toro in order to define the severance relationship between the two parties. In consideration for Toro agreeing to relinquish and release all rights and claims under the Employment Agreement including the payment of his annual salary, we agreed to pay Toro $750,000. In addition, Toro has submitted his resignation as Chief Executive Officer and as a director of the Company effective June 1, 2006.

The Company has entered into a two-year employment agreement with Moshe Schnapp as President and Director of the Company starting from April 15, 2005, which grants an annual compensation of $250,000 to be paid in the form of Euroweb shares of common stock. The number of shares to be received by Mr. Schnapp is calculated based on the average closing price 10 days prior to the commencement of each employment year. For the year ended April 14, 2006, Mr. Schnapp will receive 82,781 Euroweb shares of common stock from which 58,968 were issued in January 2006. For the year ended April 14, 2007, Mr. Schnapp will receive an additional 76,103 Euroweb shares of common stock.

Mr. Schnapp's employment agreement mentioned above further provides that, if employment is terminated other than for willful breach by the employee, for cause or in event of a change in control of the Company, then the employee has the right to terminate the agreement. In the event of any such termination, the employee will be entitled to receive the payment due on the balance of his employment agreement.

Mr. Schnapp has advised the Company that he intends to resign as the President and a director after the annual meeting. The Company will pay Mr. Schnapp for time served as per his employment agreement, without any compensation for early termination.

Effective July 1, 2006, the Company entered into a five-year employment agreement with Yossi Attia as the President of ERC which commenced on July 1, 2006 and provides for annual compensation of $240,000 and an annual bonus of not less than $120,000 per year, as well as an annual car allowance for the same period. Mr. Attia will be entitled to a special bonus equal to 10% of the EBITDA of ERC (the "Special Bonus"), which such bonus is payable in shares of common stock of the Company; provided, however, the Special Bonus is only payable in the event that Mr. Attia remains continuously employed by ERC and Mr. Attia shall not have sold shares of common stock of the Company on or before the payment date of the Special Bonus unless such shares were received in connection with the exercise of an option that was scheduled to expire within one year of the date of exercise.

Mr. Attia's employment agreement mentioned above further provides that, if employment is terminated other than for wilful breach by the employee, for cause or in event of a change in control of the Company, then Mr. Attia has the right to terminate the agreement. In the event of any such termination, Mr. Attia will be entitled to receive the payment due on the balance of his employment agreement

The Company has no pension or profit sharing plan or other contingent forms of remuneration with any officer, director, employee or consultant, although bonuses are paid to some individuals.

DIRECTOR COMPENSATION

Directors who are also officers of our company are not separately compensated for their services as a director. Directors who are not officers receive cash compensation for their services: $40,000 per year and an additional $5,000 if they sit on a committee and an additional $5,000 if they sit as the head of such committee. Non-employee directors are reimbursed for their expenses incurred in connection with attending meetings of the Board or any committee on which they serve and are eligible to receive awards under our 1993 Stock Option Plan.

STOCK OPTION PLAN

The Company's 1993 Stock Option Plan (the "Plan") permits the grant of options to employees of the Company, including officers and directors, who are serving in such capacities. An aggregate of 134,000 shares of Common Stock are authorized for issuance under the Plan. At December 31, 2004, options for 46,000 Common Stock were outstanding and exercisable under the Plan. The Plan provides that qualified and non-qualified options may be granted to officers, directors, employees and consultants to the Company for the purpose of providing an incentive to those persons to work for the Company.

2004 INCENTIVE PLAN

General

The 2004 Incentive Plan was adopted by the Board of Directors. The Board of Directors has reserved 1,200,000 shares of Common Stock for issuance under the 2004 Incentive Plan. We are presently seeking stockholder approval for the increase of the number of shares issuable under the 2004 Incentive plan to 1,200,000. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2004 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees.

Administration

The 2004 Incentive Plan is administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2004 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2004 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2004 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2004 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

Under the 2004 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2004 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2004 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten(10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2004 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2004 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2004 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2004 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2004 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 Incentive Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2004 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2004 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of our company may be deemed to be "affiliates" of our company as that term is defined under the Securities Act. The Common Stock acquired under the 2004 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

ANNUAL REPORT ON FORM 10-KSB

The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                              By Order of the Board of Directors


                              By: /s/ Moshe Schnapp
                                  -------------------------------------
                                  Moshe Schnapp, Director and President

Dated: July 13, 2006
Los Angeles, California

                                     ANNEX 1

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Membership and role of the Audit Committee

The Audit Committee of the board of directors reviews the internal accounting procedures of the company and consults with and reviews the services provided by our independent accountants. During 2005, the audit committee consisted of Messrs. Stewart Reich, Yossi Attia and Ilan Kenig. Mr. Gerald Schaffer was appointed an independent member of the Audit Committee on June 22, 2006 and Mr. Attia resigned from the audit committee upon becoming the CEO of Euroweb RE Corp, our wholly owned subsidiary.

As at December 31, 2005, a majority of the members of the Audit Committee (Messrs. Reich, Kenig and Attia) were "independent" for purposes of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in the Company's Proxy Statement dated April 18, 2001.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Committee monitors these processes.

Review of the Company's audited financial statements for the fiscal year ended December 31, 2005

In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Audit Fees

Audit Fees. The aggregate fees billed by KPMG Hungaria Kft. ("KPMG"), our former auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2005 and 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $192,000 and $217,000, respectively.

Audit related fees: In 2004, KPMG fees for the audit of the 2003 US GAAP financial statements of Euroweb Hungary Rt. (for 8-K filing purposes) was $18,750 and fees for the restatement of the Company's 2003 financial statements to reflect the "as-if" pooling of Euroweb Hungary Rt. for purposes of the SB-2 filing was $37,000. There were no audit related fees in 2003. Deloitte Kft. provided an audit opinion for the financial statements of ELENDER Business Communications Services Ltd. ("Elender") for the years ended December 31, 2003 and 2002, which was acquired by the Company on June 9, 2004. In addition, Deloitte Kft. has provided consents for the inclusion of its report on Elender's financial statements in a registration statement initially filed by the Company on July 26, 2004 and amended on September 8, 2004, December 23, 2004 and February 10, 2005. The aggregate fees paid to Deloitte Kft. were $56,000, which were paid in 2004.

All Other Fees. The aggregate fees billed by KPMG for services rendered to the Company, other than the services covered in "Audit Fees" and "Audit related fees" and for the fiscal years ended December 31, 2004 and 2003 were $124,600 and EUR 33,000. - The 2004 fees relate to the SB-2 registration statement costs ($123,000), and miscellaneous tax advice ($1,600) provided during the course of 2004. The 2003 fees relate to assistance provide to Euroweb Romania in connection with the Tax Authority Review on VAT.

For the fiscal year ended December 31, 2004 Deloitte rendered no information technology services to the Company relating to financial systems design and implementation, and no fees were billed by Deloitte to the Company for any such services.

The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Auditor Independence

The Audit Committee has considered whether, and has determined that, the provision of services described under "All Other Fees" was compatible with maintaining the independence of Deloitte as the Company's principal accountants.

MEMBERS OF THE AUDIT COMMITTEE

Independent Members:


/s/ Stewart Reich
------------------------------
Stewart Reich


/s/ Ilan Kenig
------------------------------
Ilan Kenig

                                     ANNEX 2

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

The Compensation Committee of the board of directors i) reviews and recommends to the board the compensation and benefits of our executive officers; ii) administers our stock option plans and employee stock purchase plan; and iii) establishes and reviews general policies relating to compensation and employee benefits.

In 2005, the compensation committee consisted of Messrs. Reich, Attia and Kenig. In 2006, Mr. Attia resigned as a member of the compensation committee and Mr. Schaffer was appointed as a member of the compensation committee. Mr. Schaffer is considered to be an independent member of the committee. No interlocking relationships exist between the board of directors or compensation committee and the board of directors or compensation committee of any other company. During the past fiscal year the Compensation Committee had two (2) meetings. On January 28, 2005, Mr. Lipman resigned as a director of the Company and a member of the Compensation Committee. On March 21, 2005, Mr. Cooper resigned as a director of the Company and a member of the Compensation Committee. On March 21, 2005, the Board of Directors appointed Mr. Attia and Mr. Kenig, both independent members of the Board of Directors, to serve as members of the Compensation Committee.

MEMBERS OF THE COMPENSATION COMMITTEE

Independent Members:


/s/ Stewart Reich
------------------------------
Stewart Reich


/s/ Ilan Kenig
------------------------------
Ilan Kenig

PROXY

                           EUROWEB INTERNATIONAL CORP.
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                 August 11, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints MOSHE SCHNAPP and YOSSI ATTIA and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday August 11, 2006, at 2:00 P.M., local time, at its corporate offices located at 468 North Camden Drive, Suite 256(I), Beverly Hills, California 90210, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR
                       AND EACH OF THE LISTED PROPOSALS.

Proposal(1) The election as directors of all nominees listed below to serve until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

      Nominees:

      01)   Robin Ann Gorelick   02)   Ilan Kenig         03)   Stewart P. Reich

      04)   Gabor Ormosy         05)   Yossi Attia        06)   Gerald Schaffer

      FOR ALL |_|                WITHHOLD ALL |_|         FOR ALL EXCEPT |_|

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Proposal (2)Ratification of the appointment of DELOITTE KFT. as auditors of the Company for the fiscal year ending December 31, 2006.

                       FOR |_|   AGAINST |_|   ABSTAIN |_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposal (2). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2005.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [ _________________ ] DATE: _______, 2006
Signature (Joint owners)               [ _________________ ] DATE: _______, 2006